UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

Hope Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3200 Wilshire Boulevard, Suite 1400, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 387-3200.

BBCN Bancorp, Inc. 3731 Wilshire Blvd, Suite 1000, Los Angeles, CA, 90010
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
Effective at the close of business on July 29, 2016 (the “Effective Time”), Hope Bancorp, Inc. (previously known as BBCN Bancorp, Inc., the “Company”) completed its previously-announced merger with Wilshire Bancorp, Inc. (“Wilshire”) pursuant to the Agreement and Plan of Merger, dated as of December 7, 2015, by and between the Company and Wilshire (the “Merger Agreement”). At the Effective Time, Wilshire merged with and into the Company, with Company being the surviving corporation (the “Merger”). At the Effective Time, the Company changed its name to “Hope Bancorp, Inc.” and changed its ticker symbol to “HOPE”. Pursuant to the Merger Agreement, holders of Wilshire common stock have the right to receive 0.7034 of a share of common stock of the Company for each share of Wilshire common stock held immediately prior to the effective time of the Merger, with cash to be paid in lieu of fractional shares. At the Effective Time, (i) each outstanding option to acquire shares of Wilshire common stock was converted into a right to acquire shares of the Company’s common stock, subject to adjustments to the exercise price and number of shares issuable upon exercise of such option based on the 0.7034 exchange ratio; and (ii) each restricted share of Wilshire common stock was converted into restricted shares of the Company’s common stock, as adjusted by the 0.7034 exchange ratio. The pre-merger outstanding shares of the Company’s common stock remained outstanding and were not affected by the Merger.
Immediately after the Merger, Wilshire Bank, a California state-chartered bank and a wholly owned subsidiary of Wilshire, merged with and into BBCN Bank, a California state-chartered bank and a wholly owned subsidiary of the Company, with BBCN Bank surviving the merger and continuing its corporate existence under the name “Bank of Hope.”
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Merger, the Company assumed all of Wilshire’s obligations with respect to the following outstanding trust preferred securities:

(i)
$20,619,000 of Floating Rate Junior Subordinated Notes due June 30, 2037, originally issued by Saehan Bancorp pursuant to an Indenture between Saehan Bancorp and Wilmington Trust Company, as Trustee, dated as of March 30, 2007 and supplemented by the First Supplemental Indenture between Wilshire and Wilmington Trust Company dated as of November 20, 2013, pursuant to which Wilshire assumed Saehan Bancorp’s obligations under the Indenture, and that certain Second Supplemental Indenture dated as of July 29, 2016 (as so supplemented, “Indenture I”), which debentures bear a rate of interest, which adjusts quarterly, equal to the three-month London Interbank Offered Rate (“LIBOR”) plus 1.62%;

(ii)
$20,619,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due March 17, 2035, originally issued by Wilshire pursuant to an Indenture between Wilshire and Wilmington Trust Company, as Trustee, dated as of March 17, 2005 and supplemented by that certain First Supplemental Indenture dated as of July 29, 2016 (as so supplemented, “Indenture II”), which debentures bear a rate of interest, which adjusts quarterly, equal to the three-month LIBOR plus 1.79%;

(iii)
$15,464,000 of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due September 15, 2035, originally issued by Wilshire pursuant to an Indenture between Wilshire and Wilmington Trust Company, as Trustee, dated as of September 15, 2005 and supplemented by that certain First Supplemental Indenture dated as of July 29, 2016 (as so supplemented, “Indenture III”), which debentures bear a rate of interest, which adjusts quarterly, equal to the three-month LIBOR plus 1.40%; and

(iv)
$25,774, 000 of Junior Subordinated Debt Securities due September 15, 2037, originally issued by Wilshire pursuant to an Indenture between Wilshire and U.S. Bank National Association (as successor in interest to LaSalle Bank National Association), as Trustee, dated as of July 10, 2007 and supplemented by that certain First Supplemental Indenture dated as of July, 29, 2016 (as so supplemented, “Indenture IV”), which debentures bear a rate of interest, which adjusts quarterly, equal to the three-month LIBOR plus 1.38%.

The Company assumed Wilshire’s obligations (i) in connection with Indenture I, pursuant to a Second Supplemental Indenture dated as of July 29, 2016 by and between the Company and Wilmington Trust Company; (ii) in connection with Indenture II, pursuant to a First Supplemental Indenture dated as of July 29, 2016 by and between the Company and Wilmington Trust Company; (iii) in connection with Indenture III, pursuant to a First Supplemental Indenture dated as of July 29, 2016 by and between the Company and Wilmington Trust Company; and (iv) in connection with Indenture IV, pursuant to a First Supplemental Indenture dated as of July 29, 2016 by and among the Company, Wilshire and U.S Bank National Association.

The descriptions contained herein of Indenture I, Indenture II, Indenture III, Indenture IV and the foregoing supplemental indentures are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, as contemplated by the terms of the Merger Agreement, the board of directors of the Company (the “Board”) amended the Company’s bylaws to expand the size of the Board to 16 directors. Nine directors of the Board consist of the following persons who served as a director of the Company immediately prior to the effective time of the Merger: Jinho Doo, Jin Chul Jhung, Kevin S. Kim, Chung Hyun Lee, William J. Lewis, David P. Malone, Gary E. Peterson, Scott Yoon-Suk Whang and Dale S. Zuehls (each a “Continuing BBCN Director”). In addition, the Board appointed the following seven persons (each of whom served as a director of Wilshire immediately prior to the effective time of the Merger) to serve as directors of the Company effective as of the effective time of the Merger: Donald D. Byun, Steven J. Didion, Daisy Y. Ha, Lawrence Jeon, Steven S. Koh, Craig Mautner and John R. Taylor (each a “Continuing Wilshire Director”).
As provided in the Merger Agreement, Steven S. Koh will be Chairman of the Board of the Company and the Company’s bank subsidiary. Keven S. Kim will be the President and Chief Executive Officer of the Company and the Company’s bank subsidiary. In addition, the Nomination and Governance Committee and Human Resources and Compensation Committee will each be chaired by a Continuing BBCN Director, the Lead Independent Director will be a Continuing BBCN Director and the chair of Executive Committee will be served by a Continuing Wilshire Director.
In connection with the Merger, the previously disclosed separation and release agreement (the “Separation and Release Agreement”) was entered into by and among Jae Whan Yoo, Wilshire and Wilshire Bank, terminating Mr. Yoo’s employment with Wilshire and Wilshire Bank, including as President and Chief Executive Officer, at the Effective Time. Subject to the terms of the Separation and Release Agreement (including the release of claims thereunder), Mr. Yoo will receive (i) any accrued but unpaid compensation through the date of termination; (ii) acceleration of all unvested stock options granted to him prior to termination; and (iii) a retention payment equal to his annual base salary of $400,000, less the amount of severance payments that may be due to Mr. Yoo under his employment agreement with Wilshire. Under his employment agreement with Wilshire, Mr. Yoo is entitled to severance payments in an amount equal to the lesser of twelve months of his base salary or the duration of the remaining term of his employment agreement. Mr. Yoo also entered into a previously disclosed consulting agreement with the Company (the “Consulting Agreement”), as of the closing of the Merger, to provide advisory services to the Company for a twelve-month term following the closing of the Merger. During the term of the Consulting Agreement, Mr. Yoo will be entitled to a monthly consultant fee of $25,000 and Mr. Yoo and his spouse will be entitled to continue to participate in the group health insurance plans of the Company to the same extent and at the same cost to Mr. Yoo as an executive of the Company. The foregoing description is qualified in its entirety by the full text of the forms of the Separation and Release Agreement and Consultant Agreement, which are incorporated by reference herein and filed respectively as Exhibit 10.1 and 10.2 attached hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Name Change.

At the Effective Time, Wilshire merged with and into BBCN, with BBCN being the surviving corporation under the new name “Hope Bancorp, Inc.” Upon the filing of the Certificate of Merger with the Delaware Secretary of State on July 29, 2016 to effect the Merger (the “Certificate of Merger”), the Company's Certificate of Incorporation was deemed amended to reflect the change in the Company's corporate name.

In connection with the Merger, the Company also amended its bylaws to reflect the name change and give effect to provisions of the Merger Agreement concerning the composition of the Board of Directors and designation of the Chairman, the chairs of the Nomination and Governance Committee, Human Resources and Compensation Committee and Executive Committee and the Lead Independent Director.

The foregoing descriptions of the amendment to the Company’s Certificate of Incorporation and bylaw amendment are qualified in their entirety by reference to the full text of the amendment to the Company’s Certificate of Incorporation (in the form of the Certificate of Merger) and the amendment to the bylaws of the Company, which are included respectively as Exhibit 3.1 and Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01	Other Events.
On July 29, 2016, the Company and Wilshire issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.    Description of Exhibit

(a) Financial statements of businesses acquired.
The unaudited consolidated financial statements of Wilshire as of March 31, 2016, and for the three-month periods ended March 31, 2016 and 2015, were filed as part of Wilshire's March 31, 2016 Form 10-Q filing and are incorporated herein by reference.
(b) Pro forma financial information.
Unaudited pro forma condensed combined financial statements reflecting the Merger were filed as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and are incorporated herein by reference .
(d) Exhibits.

2.1
Agreement and Plan of Merger by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc. dated as of December 7, 2015 (Attached as Annex A to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

3.1	Certificate of Merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.
3.2	Certificate of Amendment to Bylaws of Hope Bancorp, Inc.
4.1
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of March 30, 2007 (incorporated by reference to Exhibit 4.11 to Wilshire Bancorp, Inc.’s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 14, 2014).

4.2	Second Supplemental Indenture dated as of July 29, 2016 by and Hope Bancorp, Inc., and Wilmington Trust Company.
4.3	Form of Floating Rate Junior Subordinated Note due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).
4.4
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of March 17, 2005 (incorporated by reference to Exhibit 4.6 to Wilshire Bancorp, Inc.'s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 16, 2007).

4.5	First Supplemental Indenture dated as of July 29, 2016 by and between Hope Bancorp, Inc. and Wilmington Trust Company.
4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).
4.7
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of September 15, 2005 (incorporated by reference to Exhibit 4.9 to Wilshire Bancorp, Inc.’s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 16, 2007).

4.8	First Supplemental Indenture dated as of July 29, 2016 by and between Hope Bancorp, Inc. and Wilmington Trust Company.
4.9	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).
4.10
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and U.S. Bank National Association (as successor to LaSalle Bank National Association) dated as of July 10, 2007 (incorporated by reference to Exhibit 4.12 to Wilshire Bancorp, Inc.'s (Commission File Number 000-50923) form 10-Q, as filed with the SEC on November 9, 2007).

4.11	First Supplemental Indenture dated as of July 29, 2016 by and among BBCN Bancorp, Inc., Wilshire Bancorp, Inc. and U.S. Bank National Association.
4.12	Form of Junior Subordinated Debt Security due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.10).
10.1
Form of Separation and Release Agreement, by and between Wilshire Bancorp, Inc., Wilshire Bank and Jae Whan Yoo (Filed as Exhibit 10.10 to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

10.2
Form of Consulting Agreement, by and between BBCN Bancorp, Inc. and Jae Whan Yoo (Filed as Exhibit 10.11 to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

99.1	Press Release, dated July 29, 2016, concerning the completion of the merger of BBCN Bancorp and Wilshire Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hope Bancorp, Inc.

Date: August 1, 2016	/s/ Kevin S. Kim
Kevin S. Kim
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

2.1
Agreement and Plan of Merger by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc. dated as of December 7, 2015 (Attached as Annex A to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

3.1	Certificate of Merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.
3.2	Certificate of Amendment to Bylaws of Hope Bancorp, Inc.
4.1
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of March 30, 2007 (incorporated by reference to Exhibit 4.11 to Wilshire Bancorp, Inc.’s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 14, 2014).

4.2	Second Supplemental Indenture dated as of July 29, 2016 by and Hope Bancorp, Inc., and Wilmington Trust Company.
4.3	Form of Floating Rate Junior Subordinated Note due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).
4.4
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of March 17, 2005 (incorporated by reference to Exhibit 4.6 to Wilshire Bancorp, Inc.'s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 16, 2007).

4.5	First Supplemental Indenture dated as of July 29, 2016 by and between Hope Bancorp, Inc. and Wilmington Trust Company.
4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).
4.7
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and Wilmington Trust Company dated as of September 15, 2005 (incorporated by reference to Exhibit 4.9 to Wilshire Bancorp, Inc.’s (Commission File Number 000-50923) Form 10-K, as filed with the SEC on March 16, 2007).

4.8	First Supplemental Indenture dated as of July 29, 2016 by and between Hope Bancorp, Inc. and Wilmington Trust Company.
4.9	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).
4.10
Indenture between Hope Bancorp, Inc. (as successor to Wilshire Bancorp, Inc.) and U.S. Bank National Association (as successor to LaSalle Bank National Association) dated as of July 10, 2007 (incorporated by reference to Exhibit 4.12 to Wilshire Bancorp, Inc.'s (Commission File Number 000-50923) form 10-Q, as filed with the SEC on November 9, 2007).

4.11	First Supplemental Indenture dated as of July 29, 2016 by and among BBCN Bancorp, Inc., Wilshire Bancorp, Inc. and U.S. Bank National Association.
4.12	Form of Junior Subordinated Debt Security due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.10).
10.1
Form of Separation and Release Agreement, by and between Wilshire Bancorp, Inc., Wilshire Bank and Jae Whan Yoo (Filed as Exhibit 10.10 to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

10.2
Form of Consulting Agreement, by and between BBCN Bancorp, Inc. and Jae Whan Yoo (Filed as Exhibit 10.11 to the Company’s definitive proxy statement relating to the merger and the Company’s annual meeting of stockholders filed on May 27, 2016 as part of Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

99.1	Press Release, dated July 29, 2016, concerning the completion of the merger of BBCN Bancorp and Wilshire Bancorp.